UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

______________________________________________________________

NetPay International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-214549	81-2805555
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2 Hamanofim St.

Herzliya Pituach 4672562

Israel

(Address of principal executive offices and Zip Code)

+972-3-612-6966

(Registrant's telephone number, including area code)

Allegro Beauty Products, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws

On November 7, 2018, NetPay International, Inc.’s previously filed Certificate of Amendment to Articles of Incorporation changing the Company’s name from Allegro Beauty Products, Inc. to NetPay International, Inc. became effective. A copy of the Certificate of Amendment to Articles of Incorporation is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

 The following Exhibits are filed as part of this Report.

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETPAY INTERNATIONAL, INC.

By    /s/ Alon Elbaz

Name:  Alon Elbaz

Title:    Chief Executive Officer

Date:  November 7, 2018